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                                                                   EX-99.B9CIII


                               AMENDMENT NO. 3 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Cash Reserve, Inc.

Delaware Group Decatur Fund, Inc.
        Decatur Income Fund
        Decatur Total Return Fund

Delaware Group Delaware Fund, Inc.
        Delaware Fund
        Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.
        Tax-Free USA Fund
        Tax-Free Insured Fund
        Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.
        Limited-Term Government Fund
        U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
        Delchester Fund
        Strategic Income Fund (New)
        High-Yield Opportunities Fund (New)

-----------------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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DMC Tax-Free Income Trust - Pennsylvania

Delaware Group Value Fund, Inc.
        Value Fund
        Retirement Income Fund (New)

Delaware Group Global & International Funds, Inc.
        International Equity Fund
        Global Bond Fund
        Global Assets Fund
        Emerging Markets Fund (New)


Delaware Group Equity Funds IV, Inc.
                  DelCap Fund
                  Multi-Cap Equity Fund (New)

Delaware Pooled Trust, Inc.
        The Defensive Equity Portfolio
        The Aggressive Growth Portfolio
        The International Equity Portfolio
        The Defensive Equity Small/Mid-Cap Portfolio (New)
        The Defensive Equity Utility Portfolio (New)
        The Labor Select International Equity Portfolio
        The Real Estate Investment Trust Portfolio
        The Fixed Income Portfolio
        The Limited-Term Maturity Portfolio (New)
        The Global Fixed Income Portfolio
        The International Fixed Income Portfolio (New)
        The High-Yield Bond Portfolio (New)

Delaware Group Premium Fund, Inc.
        Equity/Income Series
        High Yield Series
        Capital Reserves Series
        Money Market Series
        Growth Series
        Multiple Strategy Series
        International Equity Series
        Value Series
        Emerging Growth Series
        Global Bond Series (New)

Delaware Group Government Fund, Inc.

Delaware Group Adviser Funds, Inc.

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        Enterprise Fund
        U.S. Growth Fund
        World Growth Fund
        New Pacific Fund
        Federal Bond Fund
        Corporate Income Fund



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Dated as of: December 27, 1996

DELAWARE SERVICE COMPANY, INC.

By: /s/David K. Downes
    David K. Downes
    Senior Vice President/Chief
    Administrative Officer/Chief
    Financial Officer
                              DELAWARE GROUP CASH RESERVE, INC.
                              DELAWARE GROUP DECATUR FUND, INC.
                              DELAWARE GROUP DELAWARE FUND, INC.
                              DELAWARE GROUP TAX-FREE FUND, INC.
                              DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                              DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. DELAWARE GROUP TREND FUND, INC.
                              DELAWARE GROUP INCOME FUNDS, INC.
                              DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                              DELAWARE GROUP VALUE FUND, INC.
                              DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. DELAWARE GROUP DELCAP FUND, INC.
                              DELAWARE GROUP PREMIUM FUND, INC.
                              DELAWARE GROUP GOVERNMENT FUND, INC.
                              DELAWARE GROUP ADVISER FUNDS, INC.

                              By:  /s/ Wayne A. Stork
                                   ------------------
                                   Wayne A. Stork
                                   Chairman, President and
                                   Chief Executive Officer

                              DELAWARE POOLED TRUST, INC.

                              By:  /s/ Wayne A. Stork
                                   ------------------
                                   Wayne A. Stork
                                   Chairman


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